UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18, 2004



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                ON BEHALF OF THE

                       GMACM Mortgage Loan Trust 2004-GH1
             (Exact name of registrant as specified in its charter)

            Delaware                    333-117232               41-1955181
  ----------------------------     --------------------      --------------
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
         incorporation)                                      Identification No.)

           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (952) 857-7000
                                                           ----- --------
                                       N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(C).  EXHIBITS.

        Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.

                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RESIDENTIAL ASSET MORTGAGE
                                 PRODUCTS, INC.



                                 By:  /s/ Patricia C. Taylor
                                      -------------------------------
                                     Name:   Patricia C. Taylor
                                     Title:  Vice President



Dated:  November 18, 2004

                                  Exhibit Index


Exhibit

25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.